Investor Presentation May 18, 2020 NASDAQ: CATC Parent of Cambridge Trust Company EX: 99.1

Forward Looking Statements and Non-GAAP Measures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: the current global economic uncertainty and economic conditions being less favorable than expected, disruptions to the credit and financial markets, changes in the Company’s accounting policies or in accounting standards, weakness in the real estate market, legislative, regulatory or accounting changes that adversely affect the Company’s business and/or competitive position, the Dodd-Frank Act’s consumer protection regulations, the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence, actions governments, businesses and individuals take in response to the COVID-19 pandemic, the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity, the pace of recovery when the COVID-19 pandemic subsides, challenges from the integration of the Company and Optima resulting in the combined business not operating as effectively as expected, disruptions in the Company’s ability to access the capital markets, the businesses of the Company and Wellesley may not be combined successfully, or such combination may take longer than expected, the cost savings of the merger with Wellesley may not be fully realized or may take longer to realize than expected, operating costs, customer loss and business disruption following the Wellesley merger, including adverse effects on relationships with employees, may be greater than expected, governmental approvals of the merger with Wellesley may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger, , and other factors that are described in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year end December 31, 2019, which the Company filed on March 16, 2020. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes Operating Diluted EPS, Operating Efficiency Ratio, Operating Return on Average Tangible Common Equity, Return on Average Assets (Operating), Tangible Common Equity and Tangible Book Value Per Share. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be non-core and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including Operating Diluted EPS, Operating Efficiency Ratio, Operating Return on Average Tangible Common Equity, Return on Average Assets (Operating), Tangible Common Equity and Tangible Book Value Per Share are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the Appendix under “GAAP to Non-GAAP Reconciliations.”

Company Profile (as of March 31, 2020) Banking subsidiary: Cambridge Trust Company (1890) Headquarters: Harvard Square, Cambridge, MA Wealth Assets: $3.1 billion ($3.4 billion pro forma) Banking Assets: $2.9 billion ($3.8 billion pro forma) Gross Loans: $2.3 billion ($3.1 billion pro forma) Total Deposits: $2.4 billion ($3.1 billion pro forma) Non interest income: 28% of revenue NASDAQ: CATC Market Cap: $282 million

Impact and Response to COVID-19 Pandemic Protecting the health and safety of our employees a focus Temporary closure of all banking office lobbies but services are available by appointment Increased cleaning of all office locations 95% of staff working remotely with the exception of essential banking office employees Teleconferencing for meetings Access to banking offices by appointment Increased support through its Client Resource Center Waived penalties for early CD deposit withdrawals Increased limits for ATM withdrawal, debit card spending, and remote deposit Offering loan forbearance Instituted payment deferral programs to aid existing borrowers $53.6M Commercial forbearance approved as of April 30, 2020 $34.8M Consumer forbearance approved as of April 30, 2020 In addition to the 269 organizations the Bank supports through its annual charitable giving, Cambridge Trust is donating an additional $250,000 to organizations supporting those most impacted by COVID-19, including: City of Boston Resiliency Fund ($50k) Cambridge Community Foundation ($25K) New Hampshire Charitable Foundation ($25K) City of Cambridge Mayor's Relief Fund ($25K) Meals on Wheels (St. Joseph Community Services) ($25K) Paycheck Protection Program Participant in program to aid community and clientele Obtained SBA approval for 735 applicants totaling $166.7M as of April 30, 2020 Employee Support Client Support Community Support

Cambridge Bancorp Investment Highlights High-performing, commercially-oriented private bank operating throughout attractive and affluent markets in Greater Boston and southern New Hampshire Greater Boston and southern New Hampshire offer significant growth prospects Low-cost core deposit base with a spot cost of deposits at March 31, 2020 of 0.27% Financially compelling acquisition of Wellesley Bancorp, Inc. will strategically enhance scale and support future growth opportunities The combined company would have 10th largest deposit market share in Boston MSA as of 6/30/2019, among Massachusetts-based institutions Pro forma assets of $3.8 billion Diversified revenue and growth opportunities driven by wealth management focus $3.1 billion assets under management and administration ($3.4 billion pro forma) Fee income contributes ~28% of revenue Strong asset quality metrics reflecting proactive risk management, experienced lending teams and a strong underwriting culture Strong tangible common equity to tangible assets ratio of 9.34% History of demonstrated value creation for shareholders with consistent dividend growth Deep and experienced management team

Geographic Footprint (Pro forma with Wellesley) Source: S&P Global Market Intelligence; Branch data as of 6/30/2019 Boston Cambridge Lexington Concord Weston Wellesley Needham Newton CATC Branches (16) CATC Wealth Offices (4) WEBK Branches (6) Portsmouth Dover Concord Manchester Hampton Exeter

Dynamic and Affluent Markets of Operations Source: S&P Global Market Intelligence and Bureau of Labor Statistics as of March 2020 Pre Pandemic Unemployment Rate Median Household Income ($000s) Proj. Household Income Change (’20 – ’25) Cambridge Trust’s focused private banking model caters to entrepreneurial local communities Wealth Management capability is well-suited to the highly affluent Boston and southern New Hampshire markets Healthcare, education, professional service firms and innovation companies support the diverse local economies of Boston and southern New Hampshire

Why Cambridge Bancorp? Continued focus on client service while investing for growth Business Model Focused private banking business model Attractive geographic markets Affluent client base Expanding commercial services Investing for future growth Culture Client-centric service culture Loyal client base Experienced, conservative leadership Commitment to our community Performance Consistently profitable Strong returns Core deposit funded Well-capitalized Credit Strong asset quality Sound underwriting acumen and risk management practices

Targeted Operating Model A premier local bank offering a broad range of integrated banking and Wealth Management capabilities Technology-enabled client centric operating model Relationship management with “One Bank” team approach Client Relationship Manager Wealth Management Business Banking Services Wealth Management Financial Planning Trust Deposit Management Residential Mortgages Commercial Services

Be recognized as the premier private bank in Greater Boston & southern New Hampshire Leverage private banking model in highly attractive markets Increase brand awareness Expand Wealth Management assets under management Grow and diversify Commercial Banking opportunities & relationships Expand client base & deepen existing relationships to grow deposit base Strategic Focus

Recent Strategic Progress Generated record operating earnings in 2019 Announced merger with Wellesley Bancorp in Q4 2019 Strategic merger which expands the company’s presence in Greater Boston with the addition of 6 banking office locations in Norfolk, Middlesex and Suffolk Counties Anticipated to close during the second quarter of 2020 Systems conversion anticipated during fourth quarter of 2020 Completed a common equity raise in fourth quarter of 2019 of $38.2 million, net of underwriter discount Completed merger with Optima Bank & Trust effective April 17, 2019 Addition of 6 banking office locations in New Hampshire to complement over $1 billion of Wealth Management assets in this important market Named in the Top 25 Independent Investment Advisors in Massachusetts for second consecutive year (according to Boston Business Journal) Increased resources to support expansion of business development initiatives

Strong Financial Performance

Strong Financial Performance Net Income (operating) and Diluted Earnings Per Share (operating) 5-Year EPS CAGR (through 2019) +10.4% (In Dollars) *Net Income (operating) and Diluted EPS (operating) are adjusted to exclude a tax charge in 2017, merger related, and other non operating expenses in 2018, 2019, and 2020. See Appendix on pages 41-44 for GAAP to Non-GAAP reconciliation (In millions)

Deposit Profile Historical Total Deposits ($M) Historical Non-Interest Bearing Deposits ($M) Deposit Composition Total Deposits $2.4 billion Q1 2020 Avg. Cost of Deposits 0.54% March 31, 2020 Spot Cost of Deposits: 0.27% 5.25-Year CAGR (through 2020) +11.2%

Strong Liquidity Position Total access to funds of $1.3B As of April 20, 2020 (in millions)

(In millions) 5.25 - Year Loans CAGR (through 2020) +15.0% Total Assets and Loans

Total Loan Portfolio $2.3B outstanding as of March 31, 2020 54.6% Commercial 45.4% Consumer Q1 2020 Avg. Yield on Loans 4.26%

Commercial & Industrial Loan Portfolio by Industry $127.6M outstanding as of March 31, 2020

Commercial Real Estate Loan Portfolio by Sector $1.1B outstanding as of March 31, 2020

CECL and Provision for Credit Losses Allowance for Credit Losses – Q1, 2020 Provision for Credit Losses: CECL adoption in Q1 did not have a material impact on regulatory capital Q1 provision of $2.0M primarily due to forecasted impact of COVID-19 Reserve for Unfunded Commitments– Q1, 2020 (In thousands)

Net Interest Margin (Fully Taxable Equivalent) *

Asset Quality Review NPLs / Loans (%) Reserves / Loans (%) (1) NCOs / Average Loans (%) NPAs / Assets (%) 12.25 year average NCOs of 0.02% (1) The Company adopted CECL in Q1 2020. As a result of the COVID-19 pandemic, the Company prudently increased the allowance for credit losses in 2020. annualized

(In millions) 28% of Revenue 5-Year CAGR (through 2019) +8.3% $8.8 Non-Interest Income – Diversified Revenue Source

Wealth Management Assets Under Management and Administration (In millions)

5-Year CAGR (through 2019) +8.1% (In millions) Wealth Management Revenue

Net Client Flows * Two clients make up approximately 93% of the net outflows in 2018 FY 2015 FY 2016 FY 2017 FY 2018 * FY 2019 Q1 2020 Starting AUM $2,290 $2,329 $2,573 $2,971 $2,760 $3,287 Net Flows 7 194 74 (176) (5) 26 Appreciation & Income Net of Fees 32 50 324 (35) 532 (381) Ending AUM $2,329 $2,573 $2,971 $2,760 $3,287 $2,932 Custody Assets 120 116 115 117 165 139 Total WM Assets $2,449 $2,689 $3,086 $2,877 $3,453 $3,071

Other Key Performance Measures FY 2016 FY 2017 FY 2018 FY 2019 Q1 2020 Return on Average Assets (Operating)* 0.95% 1.00% 1.21% 1.12% 1.05% Return on Average Tangible Common Equity (Operating)* 12.81% 13.24% 15.49% 14.80% 11.65% Tangible Book Value Per Share* $33.06 $36.14 $40.57 $46.62 $48.60 Efficiency Ratio (Operating)* 68.93% 67.51% 66.05% 63.78% 63.01% *Return on Average Assets (Operating) and Return on Average TC Equity (Operating) are adjusted to exclude a tax charge in 2017 and merger related/other non operating expenses in 2018, 2019, and 2020. See Appendix on pages 41-44 for GAAP – Non-GAAP reconciliation

Capital Position (As of March 31, 2020) Tangible Common Equity % is a non-GAAP number. See Appendix on pages 41-44 for GAAP – Non-GAAP reconciliation

2020 Performance Highlights (Q1 2020 compared to Q4 2019) Net Income (Operating)* (in thousands) Diluted EPS (Operating)* Total Loans (in millions) Total Assets (in millions) Wealth Management AUM (in millions) Total Deposits (in millions) *Net Income (Operating), Diluted EPS (Operating), Return on Average Assets (Operating) and Return on Average Equity (Operating) are adjusted for merger related and other non operating expenses in 2019 and 2020. See Appendix on pages 41-44 for GAAP – Non-GAAP reconciliation

Stock Performance & Dividend

Stock Price Performance Source:  S&P Global Market Intelligence © 2020

Dividends Declared Per Share 20 years of increased dividends (1999 – 2019)

Merger with Wellesley Bank

Overview of Merger with Wellesley Bancorp, Inc.

Boston MSA Branch Footprint


CATC MA Branches (10)
CATC MA Wealth Offices (1)
WEBK Branches (6)
Concord
Lexington
Cambridge
Weston
Newton
Boston
Wellesley
Needham

Transaction Rationale

- Strategic combination with a familiar institution sharing a similar business model will provide additional scale in the dynamic and affluent greater Boston market
- Compelling in-market merger limits integration risk
- Expanded client base, enhanced scale, and simultaneous capital raise will position the combined company for strong post-transaction growth
- Cultural compatibility highlighted by a conservative banking approach and strategy limits execution risk

Announced Transaction Overview (1)

Announcement Date:	12/5/2019
Transaction Value (2):	$122 mm
Price / Tang. Book Value (2):	163%
Price / LTM Core Earnings per Share (2):	18.3x
2021 EPS Impact:	3.6% Accr.
Tang. Book Value Impact:	1.0% Dil.
Tang. Book Value Earnback (Crossover):	1.7 Years
Pro Forma TCE / TA:	8.3%

Wellesley Profile (3)

Headquarters:	Wellesley, MA
Assets:	$958 mm
Wealth Mgmt. Assets (ex. Bank Portfolio):	$309 mm
Gross Loans:	$864 mm
Deposits:	$735 mm
Common Equity:	$75 mm
Net Income:	$1.5 mm

CAMBRIDGE BANCORP
34

(1) Inclusive of CECL and $40mm of Common Stock
(2) Based on CATC 10 day average closing price of $78.53 as of December 4, 2019
(3) Wellesley Bancorp, Inc. information as of 3/31/2020

Pro Forma Loan & Deposit Composition

Cambridge Trust – Investment Merits Private Banking Business Model Diverse revenue stream (Non interest income, 28% of Revenue) Proven wealth management competency Attractive Geographic Market Diverse innovative economy Affluent Markets Solid financial performance Record operating earnings in 2018 and 2019 Core Deposit funded Demand deposits represent 25% of total deposits Sound risk manager with excellent asset quality track record

Appendix

Appendix- CATC Financial Snapshot (1) See Appendix on pages 41-44 for GAAP – Non-GAAP reconciliation

Net Interest Income (NII) Sensitivity (As of March 31, 2020) Appendix: Interest Rate Risk Profile

Appendix: GAAP to Non-GAAP Reconciliations

Appendix – FY GAAP to Non-GAAP Reconciliations

Appendix – FY GAAP to Non-GAAP Reconciliations

Appendix – YTD GAAP to Non-GAAP Reconciliations

Appendix – YTD GAAP to Non-GAAP Reconciliations

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Chairman and Chief Executive Officer 617-441-1533 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5520